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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report       February 9, 2000
               ---------------------------

                           OCEANIC EXPLORATION COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                         0-6540                    84-0591071
------------------------             ------------            -------------------
 (State or other juris-              (Commission              (I.R.S. Employer
diction of Incorporation             File Number)            Identification No.)

          5000 South Quebec Street, Suite 450, Denver, Colorado 80237
          -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 220-8330
                         -------------------------------
                         (Registrant's telephone number)


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Item 6. Change in Fiscal Year

On February 7, 2000, per a Consent Resolution, the Board of Directors of Oceanic Exploration Company (the "Registrant") have hereby determined to change the Registrant's fiscal year end. The Registrant's fiscal year end has been changed from March 31 to December 31. In accordance with such change, a Form 10-KSB will be filed for the nine-month period covering the Registrant's operations from April 1, 1999 to December 31, 1999.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OCEANIC EXPLORATION COMPANY
                                        ----------------------------------
                                                              (Registrant)

Date:   February 9, 2000                /s/ Charles N. Haas
     -----------------------            -----------------------------------
                                            Charles N. Haas         (Name)
                                            President               (Office)





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